UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2016

PATRIOT GOLD CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-32919	86-0947048
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3651 Lindell Road, Suite D165
Las Vegas, NV 89103

(Address of principal executive offices)

702-456-9565

(Registrant’s telephone number, including area code)

__________________

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant's Certifying Accountant

(a) Dismissal of Independent Registered Public Accounting Firm

On October 25, 2016, Peterson Sullivan LLP (“Peterson Sullivan”) notified Patriot Gold Corp. (the “Company”) that it declines to stand for reappointment due to its planned withdrawal of their registration with the Canadian Public Accountability Board which is a requirement for the Company’s filings in Canada. The Company’s acceptance was approved and ratified by the Company’s Board of Directors on October 25, 2016.  Except as noted in the paragraph immediately below, the reports of Peterson Sullivan on the Company’s financial statements for the years ended May 31, 2016 and 2015 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle.

The report of Peterson Sullivan on the Company’s financial statements as of and for the years ended May 31, 2016 and 2015 contained an explanatory paragraph which noted that there was substantial doubt as to the Company’s ability to continue as a going concern as the Company has not been able to generate operating revenue and had an accumulated deficit at May 31, 2016. In addition, the Company had negative cash flows from operations during the year ended May 31, 2016. These conditions raised substantial doubt about its ability to continue as a going concern.

During the years ended May 31, 2016 and 2015 and through October 25, 2016, the Company has not had any disagreements with Peterson Sullivan on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Peterson Sullivan’s satisfaction, would have caused them to make reference thereto in their reports on the Company’s financial statements for such periods.

During the years ended May 31, 2016 and 2015 and through October 25, 2016, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Peterson Sullivan with a copy of this disclosure set forth under this Item 4.01 and was requested to furnish a letter addressed to the Securities & Exchange Commission stating whether it agrees with the above statements.

A copy of the letter from Peterson Sullivan is attached hereto as Exhibit 16.1

(b) Engagement of new independent registered public accounting firm

Effective October 25, 2016, upon the recommendation of the Board, the Company engaged Fruci & Associates II, PLLC (“Fruci”) to serve as the Company's independent registered accounting firm. During the two most recent fiscal years and through October 25, 2016, the date of the engagement of Fruci, neither the Company nor any person on its behalf has consulted with Fruci with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements or (ii) any matter that was either the subject of a "disagreement" or a "reportable event" as such terms are described in Items 304(a)(1)(iv) or 304(a)(1)(v), respectively, of Regulation S-K promulgated under the Exchange Act.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

16.1 Letter of Peterson Sullivan, LLP

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Patriot Gold Corp.
(Registrant)

By:	/s/ Trevor Newton
Trevor Newton, President

Date:  October 25, 2016

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